First Choice Bancorp

First Choice Bank

# 2018 Annual Meeting of Shareholders

June 19, 2018

## Forward Looking Statements

These presentation materials may include forward-looking statements. There are a number of factors that could cause our results to differ materially from our expectations. We assume no obligation to update any forward-looking statement. The information in this presentation is intended to outline our general strategic direction, but represents no obligation and should not be relied on in making any financial decision.

# PROPOSAL 1

**APPROVAL OF THE MERGER AGREEMENT AND THE MERGER.**

**To approve the Agreement and Plan of Reorganization and Merger, dated February 23, 2018 (the "merger agreement"), by which Pacific Commerce Bancorp will be merged with and into First Choice Bancorp; and Pacific Commerce Bancorp's bank subsidiary, Pacific Commerce Bank, will be merged with and into First Choice Bancorp's bank subsidiary.**

# BOARD OF DIRECTORS



Peter Hui
Chairman
Joined 2005



Phillip Thong
Vice Chairman
Joined 2005



Pravin Pranav
Director
Joined 2005



Roshan Bhakta
Director
Joined 2005



Homer Chan
Director
Joined 2005



Uka Solanki
Director
Joined 2012



James Gray
Director
Joined 2014



Fred Jensen
Director
Joined 2014



Robert Franko
Director/
President & CEO
Joined 2013

# FIRST CHOICE BANK EXECUTIVE MANAGEMENT



Robert Franko
Director/
President & CEO
Joined 2013



Yolanda Su
EVP/COA
Joined 2005



Yvonne Chen
EVP/CFO
Joined 2007



Gene May
EVP/CCO
Joined 2011

# FIRST CHOICE BANK MANAGEMENT



Nicole Swain
SVP/Chief Banking Officer
Joined 2013



Lorraine Lee
SVP/Chief Strategy Officer
Joined 2014



Mike Martin
SVP/Commercial Real Estate Manager
Joined 2014



Jae Park
SVP/Chief Compliance Officer
Joined 2013



Linda Willis
SVP/Chief Risk Officer
Joined 2014



Jay Patel
VP/Chief Information Security Officer
Joined 2013

# 2017 CONSOLIDATED FINANCIAL HIGHLIGHTS

Total Assets
$904MM

Total Loans
$753MM*

Securities Investments
$40MM

Total Deposits
$773MM

Shareholders' Equity
$106MM

Total Net Income
$7.4MM

*includes gross loans and loans held-for-sale

# STEADFAST GROWTH

## YEAR-OVER-YEAR FINANCIAL DATA
($ IN MILLIONS)

| Total Assets | Total Deposits | Total Gross Loans* | Total Shareholders' Equity |
|---|---|---|---|
| + 4.75% | + 2.11% | + 7.11% | + 2.91% |



$863
$904
2016 (restated)
2017



$757
$773
2016 (restated)
2017



$703
$753
2016 (restated)
2017



$103
$106
2016 (restated)
2017

*includes gross loans and loans held-for-sale

# FIRST CHOICE STOCK



NASDAQ:FCBP
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
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May-18

From OTC, January 1, 2017 to NASDAQ, May 1, 2018

Note- trading on NASDAQ commenced May 1, 2018

# CHAIRMAN HUI CLOSING THOUGHTS





# CHAIRMAN HUI CLOSING THOUGHTS







# CHAIRMAN HUI CLOSING THOUGHTS

First Choice Bank
First in Speed | Service | Solutions

Pacific Commerce Bank





First Choice Bancorp

First Choice Bank

# 2018 Annual Meeting of Shareholders

## Adjourned

*Thank you for coming!*

# 2018
# ANNUAL REPORT

First Choice Bancorp

First Choice Bank

*First in Speed | Service | Solutions*

*The journey of a thousand miles begins with one step.*
*– Lao Tzu, Chinese Philosopher*

# LETTER
## from the Chairman and President

**Dear Valued Shareholders, Customers and Staff:**

We began our journey together in August 2005 with less than $30 million in assets, only 16 employees and a handful of shareholders, with all of us believing that there was truly something special about the First Choice Bank family. Here we are now, almost 13 years later to the day, celebrating the ride of a lifetime. We are on the brink of crossing $1 billion in assets (in fact, soon to be more than $1.5 billion) with over 100 employees, and we are now a public company trading on the Nasdaq stock exchange with the symbol FCBP. What an amazing trip this has been!

In addition to the tremendous amount of organic growth we've experienced over the last several years, we are excited about the opportunity we have in front of us – to combine our Bank with Pacific Commerce Bank, an institution as equally committed as FCB to those that brought about its success. The proposed First Choice and Pacific Commerce merger will combine two banks with similar strategic goals, and different, but complementary, markets and loan and deposit portfolios, so it is a natural fit. This transaction will create synergies that benefit the clients, shareholders, employees and communities of both banks.

As we prepare for the year ahead and beyond, we remember exactly why we are able to do what we do every day – all of you. The loyalty, dedication and support from everyone – our shareholders, our clients, our employees and our friends, especially those who have been with us since the beginning – make the possibilities for success endless. We are so grateful for the trust you place in us, and we will continue to do our collective best to earn that trust with everything we do. **We look forward to taking the next steps in this journey with you.**

Respectfully,

**Peter Hui**
Chairman

**Robert M. Franko**
President/CEO

# FIRST CHOICE BANK EXECUTIVE MANAGEMENT



**Robert M. Franko**
Director
President/CEO



**Yvonne Chen**
EVP/Chief Financial Officer



**Yolanda S. Su**
EVP/Chief Operations Administrator



**Gene May**
EVP/Chief Credit Officer

# BOARD OF DIRECTORS



**Peter Hui**
Chairman



**Phillip Thong**
Vice Chairman



**Robert M. Franko**
Director
President/CEO



**Roshan Bhakta**
Director



**James Gray**
Director



**Pravin Pranav**
Director



**Homer Chan**
Director



**Fred Jensen**
Director



**Uka Solanki**
Director

First Choice / Pacific Commerce
# MERGER

**On February 26, 2018, First Choice announced its intent to acquire Pacific Commerce in an all-stock transaction valued at approximately $110.4 million.** The combining of our companies will create a premier financial institution with the scale, breadth and capabilities to compete more effectively and profitably in the banking marketplace.

This merger is a result of everyone's efforts to make both companies the solid banks they are. Collectively, we have achieved many awards and accolades for strong financial performance and great customer service. Together, we've found the right partnership to deliver significant value for our employees, our customers, our shareholders and our communities.

- *Repositions First Choice as one of the top 20 commercial banks headquartered in Southern California*
- *Transformative step up to approximately $1.5 billion in total assets on a pro forma basis*
- *Strong and compelling strategic rationale for all stakeholders*
- *Diversifies and expands First Choice's presence in Los Angeles and San Diego Counties*
- *Compelling economics for First Choice and Pacific Commerce shareholders, including immediate accretion to earnings, with a strong tangible book value per share earnback*

Since First Choice was founded in 2005, we have been a "fusion" mix of diverse cultures. Pacific Commerce shares that fusion vision, and we are thrilled to join our First Choice family with the Pacific Commerce family.

First Choice Bank

Pacific Commerce Bank

## Nasdaq

We are pleased to announce that First Choice common stock began trading on the Nasdaq Capital Market on May 1, 2018, under its existing ticker symbol "FCBP". Moving to this stock exchange is a very exciting step for FCB to take, as Nasdaq continues to lead the market for U.S. IPOs and will give the organization much more exposure in the stock market than it previously had. During its first few weeks of being listed on Nasdaq, FCBP stock has traded well with meaningful liquidity. This is good news for all of the company's existing shareholders and for the additional shareholders that will become part of the FCB family once the merger is complete. It took a lot of effort on the part of so many individuals to achieve this milestone, and we are grateful for and proud of everyone's hard work.



"This transaction will create synergies that benefit the clients, shareholders, employees and communities of both banks."

# 2017 AT A GLANCE

## COMMUNITY SERVICE

**Volunteer hours:**
**727 hours**

**Donations:**
**$74 thousand**

**CRA Investments:**
**$5.9 million**

**Community Development Loans:**
**$39.9 million**

## COMMUNITY ACTIVITIES

### BLIND CHILDREN'S LEARNING CENTER'S MATH & MONEY ACTIVITY DAY AND 14TH ANNUAL DESTINATION INDEPENDENCE 5K WALK

First Choice Bank was honored to participate in two events with the Blind Children's Learning Center over the last year. On September 22, 2017, FCB took custom stencils created by our employees to BCLC for the children to use in learning math and money concepts in a low-vision setting. The children had fun "playing with the toys" while learning at the same time. We also sponsored and took part in BCLC's 14th Annual Destination Independence 5k Walk on May 12, 2018. Each year, the event raises funds to support the work the center does to prepare children with visual impairments for a life of independence through early intervention, education and family support. We are grateful for the opportunity to participate in these and other BCLC events and to help make a positive difference in the lives of these children.


1 Quarter
25 Pennies



### FIRST CHOICE BANK SCHOLARSHIP PROGRAM



For a second year in a row, the First Choice Bank Scholarship Program provided college scholarships within the Alhambra and ABC Unified School Districts to graduating high school students who are economically disadvantaged and have demonstrated academic excellence. This year, more than 70 students submitted essays addressing the topic of how they overcame a difficult time in their lives. FCB staff reviewed all of the essays and chose 11 outstanding students to receive a total of $11,000 in scholarship funds. We are very proud of the achievements of all of these students and inspired by their drive and commitment to higher education. The Bank is thrilled to contribute to their successful futures.









## FINANCIAL LITERACY WITH FIRST CHOICE BANK AND JUNIOR ACHIEVEMENT

First Choice Bank is proud of the long-standing partnership we have with Junior Achievement (JA) to promote financial literacy with local students, grades kindergarten through 12. On February 28, 2018, our staff had the pleasure once again of participating in a JA Financial Literacy Day. This time, we taught third and fifth grade students at Fryberger Elementary School in Westminster. Both groups of students concentrated on the importance of being involved in and contributing to the economy, with the third graders focused on how people and businesses in cities manage their money, while the fifth graders studied the nation's free market system. FCB employees were excited to be a part of the children's learning experience and even more pleased to see how engaged the students were in the process. We look forward to many more fulfilling JA Day events!

Junior Achievement®



## FCB PARTNERS WITH FHLB'S WISH PROGRAM

First Choice Bank proudly became a partner in 2017 with Federal Home Loan Bank San Francisco for the Workforce Initiative Subsidy for Homeownership (WISH) Program. Under the program, FCB provides eligible first-time homebuyers with up to $15,000 in matching grant money to assist with down payments and closing costs, giving qualified low- and moderate-income households a chance to achieve their dreams of owning a home. Nora Perez, Assistant CRA Officer for FCB, helps applicants with each step of the process, to ensure all eligibility requirements and document deadlines are met. We are pleased to continue to be part of this wonderful program helping so many individuals and families make their homeownership dreams a reality.

## FIRST CHOICE BANK'S 7TH ANNUAL CHARITY GOLF TOURNAMENT

First Choice Bank's 7th Annual Charity Golf Tournament on October 26, 2017, was the most successful one yet! A record-high $102,800 was donated to 18 local charities, with $51,400 given by the Bank and an additional $51,400 matched by the Much is Given Foundation. The event also spotlighted the Bank's "Citizen of the Year" for 2017, with the award presented to Richard Simonian, CEO of Santiago Communities and a veteran of the U.S. Army Special Forces Green Berets. Mr. Simonian created the non-profit organization American Veterans Assistance Group (AVAG), which has been instrumental in assisting veterans with affordable housing, holiday meals, informational workshops about veteran benefits and other outreach programs. We are very happy to be able to highlight and help so many local charities every year with this event.



# 2017 BY THE NUMBERS

## NASDAQ : FCBP

From OTC, January 1, 2017, to NASDAQ, May 1, 2018


$28
$26
$24
$22
$20
$18
$16
01 '17
02 '17
03 '17
04 '17
05 '17
06 '17
07 '17
08 '17
09 '17
10 '17
11 '17
12 '17
01 '18
02 '18
03 '18
04 '18
05 '18

Note: trading on NASDAQ commenced May 1, 2018

## STRONG CAPITAL POSITION

(Bank only as of 12/31/17)

| | | Well-Capitalized Regulatory Requirement |
|---|---|---|
| Tier 1 Leverage Ratio | 11.75% | 5.00% |
| Tier 1 Risk-Based Capital Ratio | 13.46% | 8.00% |
| Total Risk-Based Capital Ratio | 14.72% | 10.00% |

## YEAR-OVER-YEAR FINANCIAL DATA

($ in millions)


TOTAL ASSETS +4.75%
$863
$904
TOTAL DEPOSITS +2.11%
$757
$773
TOTAL GROSS LOANS* +7.11%
$703
$753
TOTAL SHAREHOLDERS' EQUITY +2.91%
$103
$106
2016 (restated)
2017

*includes gross loans and loans held-for-sale

| First Choice Bancorp and Subsidiary<br>**Consolidated Balance Sheets**<br>(in thousands, except per share data) | Year ended December 31, 2017 | 2016 (restated) |
|---|---|---|
| **ASSETS** | | |
| Cash and due from banks | $5,405 | $4,671 |
| Interest-bearing deposits at other banks | 97,727 | 99,003 |
| Securities purchased under agreements to resell | - | 6,357 |
| Total cash and cash equivalents | 103,132 | 110,031 |
| | | |
| Investment securities, available-for-sale | 35,002 | 35,790 |
| Investment securities, held-to-maturity | 5,300 | 5,675 |
| Loans held for sale | 10,599 | 8,260 |
| Gross loans | 742,808 | 694,460 |
| Unearned fees and costs | (1,095) | 1,625 |
| Allowance for loan losses | (10,497) | (11,599) |
| Loan receivable, net | 731,216 | 684,486 |
| Federal Home Loan Bank and other bank stock, at cost | 3,933 | 3,765 |
| Accrued interest receivable | 3,108 | 2,666 |
| Premises and equipment | 1,035 | 1,036 |
| Deferred taxes | 4,495 | 6,682 |
| Servicing assets | 2,618 | 2,262 |
| Other assets | 3,357 | 2,038 |
| **TOTAL ASSETS** | **$903,795** | **$862,691** |
| | | |
| **LIABILITIES AND SHAREHOLDERS' EQUITY** | | |
| Deposits: | | |
| Noninterest-bearing demand | $235,584 | $150,764 |
| Money market, NOW and savings | 372,209 | 446,829 |
| Time deposits | 164,886 | 158,968 |
| Total deposits | 772,679 | 756,561 |
| Federal Home Loan Bank borrowings | 20,000 | - |
| Senior secured notes | 350 | - |
| Accrued interest payable | 114 | 74 |
| Other liabilities | 4,958 | 3,549 |
| Total liabilities | 798,101 | 760,184 |
| | | |
| Commitments and contingencies | - | - |
| | | |
| Shareholders' equity: | | |
| Preferred stock 100,000,000 shares authorized, none outstanding | - | - |
| Common stock no par value; 100,000,000 shares authorized; issued and outstanding: 7,260,119 at December 31, 2017 and 7,112,954 at December 31, 2016 | 87,837 | 87,177 |
| Additional paid-in capital | 1,940 | 989 |
| Retained earnings | 16,459 | 14,778 |
| Accumulated other comprehensive loss - net | | |
| Unrealized loss on available-for-sale securities, net of taxes of $228 at December 31, 2017 and $305 at December 31, 2016 | (542) | (437) |
| Total shareholders' equity | 105,694 | 102,507 |
| **TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY** | **$903,795** | **$862,691** |

| First Choice Bancorp and Subsidiary<br>**Consolidated Statements of Income**<br>(in thousands, except per share data) | Year ended December 31, 2017 | 2016 (restated) |
|---|---|---|
| **INTEREST INCOME** | | |
| Interest and fees on loans | $38,624 | $35,739 |
| Interest on investment securities | 959 | 788 |
| Dividends on FHLB and other stock | 266 | 420 |
| Other interest income | 970 | 564 |
| Total interest income | 40,819 | 37,511 |
| | | |
| **INTEREST EXPENSE** | | |
| Interest on savings, NOW and money market accounts | 3,911 | 4,067 |
| Interest on time deposits | 1,890 | 1,840 |
| Interest on borrowings | 240 | 140 |
| Total interest expense | 6,041 | 6,047 |
| | | |
| Net interest income | 34,778 | 31,464 |
| | | |
| Provision for loan losses | 642 | 1,740 |
| | | |
| Net interest income after provision for loan losses | 34,136 | 29,724 |
| | | |
| **NONINTEREST INCOME** | | |
| Gain on sale of loans | 3,596 | 3,208 |
| Service charges and fees on deposit accounts | 329 | 347 |
| Net servicing fees | 701 | 441 |
| Other income | 435 | 410 |
| Total noninterest income | 5,061 | 4,406 |
| | | |
| **NONINTEREST EXPENSE** | | |
| Salaries and employee benefits | 14,871 | 12,882 |
| Occupancy expenses | 1,272 | 1,246 |
| Professional fees | 972 | 1,039 |
| Data processing | 1,491 | 1,120 |
| Equipment expenses | 812 | 706 |
| Office expenses | 749 | 675 |
| Deposit insurance and regulatory assessments | 467 | 490 |
| Loan related expenses | 345 | 214 |
| Customer service expenses | 618 | 404 |
| Provision for credit losses - off-balance sheet | 563 | 3 |
| Other expenses | 1,594 | 1,134 |
| Total noninterest expense | 23,754 | 19,913 |
| Income before taxes | 15,443 | 14,217 |
| Income taxes | 8,089 | 5,868 |
| Net income | $7,354 | $8,349 |
| | | |
| Net income per share: | | |
| Basic | $1.04 | $1.19 |
| Diluted | $1.02 | $1.18 |
| Weighted-average common shares outstanding | | |
| Basic | 7,098,554 | 7,006,214 |
| Diluted | 7,183,498 | 7,079,613 |

First Choice Bancorp

First Choice Bank

*First in Speed | Service | Solutions*

**www.FirstChoiceBankCA.com**

1.877.256.9809